File Number:	56807-20

Web site: www.langmichener.com

Direct Line: (604) 691-7410

Direct Fax Line: (604) 893-2669

E-Mail: mtaylor@lmls.com

December 18, 2006

URANERZ ENERGY CORPORATION

Suite 1410 – 800 West Pender Street

Vancouver, B.C. V6C 2V6

Attention:          Mr. Glenn Catchpole, President and CEO

Dear Sirs:

URANERZ ENERGY CORPORATION

We have been requested by Uranerz Energy Corporation, a Nevada corporation (the “Company”), to render an opinion in connection with the Company’s registration statement on Form SB-2 (the “Registration Statement”) dated December 18, 2006 to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended, relating to the offering of 32,871,547 shares of the Company’s common stock by the selling shareholders named in the Registration Statement (the “Selling Shareholders”).

The Shares are comprised of the following:

•	1,098,500 shares of common stock (the “February 2001 Shares”) issued at a price of $0.001 per share on February 26, 2001, as set forth on Schedule A hereto;
•	250,000 shares of common stock (the “March 2001 Shares”) issued at a price of $0.01 per share on March 12, 2001, as set forth on Schedule B hereto;
•

1,500,000 shares of common stock (the “Senate Capital Group Shares”) issued on March 14, 2001 pursuant to a mineral property purchase agreement between the Company and Senate Capital Group, Inc., as set forth on Schedule C hereto;

•	3,809,500 shares of common stock (the “April 2005 Shares”) issued at a price of $0.10 per share on April 15, 2005, as set forth on Schedule D hereto;
•	3,470,000 shares of common stock (the “August 2005 Shares”) issued as compensation per share on August 31, 2005, as set forth on Schedule E hereto;

•

5,245,000 shares of common stock (the “October 2005 Shares”) and 2,497,500 shares of common stock (the “October 2005 Warrant Shares”) issued upon exercise of share purchase warrants at an exercise price of $0.60 per share (the “October 2005 Warrants”), which October 2005 Shares and October 2005 Warrants were issued upon completion of the Company’s private placement of units at a price of $0.40 per unit on October 17, 2005, as set forth on Schedule F hereto;

•

200,000 shares of common stock (the “Highland Shares”) issued at a deemed price of $0.40 per share on October 25, 2005 for payment of certain consultant services provided by Highland Capital Inc. to the Company, as set forth on Schedule G hereto;

•

175,000 shares of common stock (the “November 2005 Shares”) and 87,500 shares of common stock (the “November 2005 Warrant Shares”) issued upon exercise of share purchase warrants at an exercise price of $0.60 per share (the “November 2005 Warrants”), which November 2005 Shares and November 2005 Warrants were issued upon completion of the Company’s private placement of units at a price of $0.40 per unit on November 17, 2005, as set forth on Schedule H hereto;

•

7,431,232 shares of common stock (the “March 2006 Shares”) and 3,715,616 shares of common stock (the “March 2006 Warrant Shares”) issuable upon exercise of share purchase warrants at an exercise price of 1.75 per share for the first year and $2.50 per share during the second year (the “March 2006 Warrants”), which March 2006 Shares and March 2006 Warrants were issued upon completion of the Company’s private placement of units at a price of $1.00 per unit on March 3, 2006, as set forth on Schedule I hereto;

•

2,194,466 shares of common stock (the “May 2006 Shares”) and 1,097,233 shares of common stock (the “May 2006 Warrant Shares”) issuable upon exercise of share purchase warrants at an exercise price of $2.25 per share (the “May 2006 Warrants”), which May 2006 Shares and May 2006 Warrants were issued upon completion of the Company’s private placement of units at a price of $1.75 per unit on May 19, 2006, as set forth on Schedule J hereto; and

•

100,000 shares of common stock (the “Accent Shares”) issued on April 6, 2006 pursuant to a financial public relations agreement between the Company and Accent Marketing Ltd., as set forth on Schedule K hereto.

The February 2001 Shares, the March 2001 Shares, the Senate Capital Group Shares, the April 2005 Shares, the August 2005 Shares, the October 2005 Shares, the October 2005 Warrant Shares, the Highland Shares, the November 2005 Shares, the November 2005 Warrant Shares, the March 2006 Shares, the May 2006 Shares and the Accent Shares are referred to herein as the “Shares”.

The March 2006 Warrants and the May 2006 Warrants are referred to herein as the “Outstanding Warrants”.

The shares issuable upon the Outstanding Warrants are referred to as the “Outstanding Warrant Shares”.

In rendering the opinion set forth below, we have reviewed:

•	the Registration Statement dated December 18, 2006 and the exhibits attached thereto;
•	the Company’s Articles of Incorporation and Certificate of Amendment to Articles of Incorporation;
•	the Company’s Bylaws;
•

certain records of the Company’s corporate proceedings as reflected in its minute books, including resolutions of the directors approving the issuance of the Shares to the Selling Shareholders and the issuance of the Outstanding Warrant Shares to certain of the Selling Shareholders upon exercise of the Outstanding Warrants;

•

agreements entered into with the Company providing for the issuance of the Shares and the certificates representing the Outstanding Warrants providing for the issuance of the Outstanding Warrant Shares;

•	a letter of the Company signed by Ben LeBoe, Chief Financial Officer dated December 18, 2006 (the “Company Letter”);
•	an Officer’s Certificate signed by Dennis Higgs, Chairman, dated December 18, 2006; and
•	other documents as we have deemed relevant.

For purposes of this opinion, we have not reviewed any documents other than the documents listed above. In particular, we have not reviewed, and express no opinion on, any document that is referred to or incorporated by reference into the documents reviewed by us.

Based upon the foregoing, we are of the opinion that:

•	the Shares to be sold by the Selling Shareholders are validly issued, fully paid and non-assessable shares of the Company’s common stock; and
•

upon exercise of the Outstanding Warrants in accordance with their terms, including payment of the exercise price of the Outstanding Warrants to the Company in full, the Outstanding Warrant Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

Our opinion expressed herein is subject in all respects to the following assumptions, limitations and qualifications:

•

The foregoing opinion is limited to Nevada law, including all applicable provisions of the Constitution of the State of Nevada, statutory provisions of the State of Nevada and reported judicial decisions of the courts of the State of Nevada interpreting those laws. We have not considered, and have not expressed any opinion with regard to, or as to the effect of, any other law, rule, or regulation, state or federal, applicable to the Company.

•

We have assumed (i) the genuineness of all signatures on documents examined by us, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or other copies, and (iv) that the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect.

•

We have assumed that each of the statements made and certified in the Officer’s Certificate and the Company Letter was true and correct when made, has at no time since being made and certified become untrue or incorrect, remains true and correct on the date hereof.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Yours truly,

LANG MICHENER LLP

per:

Michael H. Taylor*

*Member of the Nevada State Bar

MHT/j

Encl.

SCHEDULE A

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED FEBRUARY 26, 2001 AT $0.001 PER SHARE

Name	Total Shares
Dennis Higgs 4520 West 5th Ave. Vancouver, BC V6R 1S7	98,500
Aileen Lloyd 3996 Michener Court North Vancouver, BC V7K 3C7	625,000
Senate Equities Corp. Suite 1410, 800 W. Pender Street Vancouver, British Columbia V6C 2V6	375,000
TOTAL	1,098,500

SCHEDULE B

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED MARCH 12, 2001 AT $0.01 PER SHARE

Name	Total Shares
Gordon H. Lloyd 3996 Michener Court North Vancouver, BC V7K 3C7	250,000
TOTAL	250,000

SCHEDULE C

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED MARCH 14, 2001

Name	Total Shares
Senate Capital Group, Inc. Suite 1410, 800 W. Pender Street Vancouver, British Columbia V6C 2V6	1,500,000
TOTAL	1,500,000

SCHEDULE D

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED APRIL 15, 2005 AT $0.10 PER SHARE

Name	Total Shares
Douglas Higgs 110-7180 Lindsay Rd. Richmond, BC V7C 3M6	75,000
Stephanie Norris 5856 186A Street Surrey, BC V3S 7Z9	10,000
Dennis Higgs 4520 West 5th Ave. Vancouver, BC V6R 1S7	1,049,500
Darcy Higgs 4756 Drummond Dr. Vancouver, BC V6T 1B4	1,455,000
Martin Tielker 914-1177 Hornby Street Vancouver, BC V6Z 2E9	50,000
Robert A. Montgomery Derwentwater, West Lyford Place Lyford Cay, New Providence Bahamas	450,000
Mike Stuart 412 Sherbrooke Street New Westminster, BC V3L 3N2	10,000
Aileen Lloyd 3996 Michener Court North Vancouver, BC V7K 3C7	150,000
Arthur Brown Suite 597-1027 Davie St. Vancouver, BC V6E 4L2	50,000
Ross MacLachlan 7285 Beechwood Street Vancouver, BC V6P 5O5	10,000
Brien F. Lundin 2400 Jefferson Hwy, Suite 600 Jefferson, LA 70121	50,000
Kenneth D. Cunningham 5900 Philoree Lane Reno, NV 89511	50,000
Joseph P. Hebért 295 Greencrest Drive Spring Creek, NV 82815	50,000

Steven Ristorcelli IRA 510 Marquette Ave. S. Minneapolis, MN 55402	50,000
Glenn J. Catchpole 222 Carriage Circle Cheyenne, WY 82009	50,000
661417 BC Ltd. (Highland Capital) Suite, 1800 999 W. Hastings Street Vancouver, BC V6C 2W2	200,000
Baybak Family Partners 4515 Ocean View Blvd Suite 305 La Canada, CA 91011	50,000
TOTAL	3,809,500

SCHEDULE E

SHARES ISSUED AS COMPENSATION PURSUANT TO BOARD RESOLUTION

DATED AUGUST 31, 2005

Name	Total Shares
Dennis Higgs 4520 West 5th Ave. Vancouver, BC V6R 1S7	800,000
Aileen Lloyd 3996 Michener Court North Vancouver, BC V7K 3C7	150,000
Kenneth D. Cunningham 5900 Philoree Lane Reno, NV 89511	350,000
Glenn J. Catchpole 222 Carriage Circle Cheyenne, WY 82009	1,200,000
Dr. Gerhard Kirchner 330 – 325 Keevil Cresc Saskatoon, SK S7N 4R8	370,000
Paul Saxton 188 Stonegate Dr. Furry Creek, BC V0N 3G4	100,000
George Hartman 1220 Elkhorn Valley Drive Casper, Wyoming 82609	500,000
TOTAL	3,470,000

SCHEDULE F

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED OCTOBER 17, 2005 AT $0.40 PER UNIT

Name	Number of Shares and Warrant Shares Issued	Total Shares and Warrant Shares
Douglas Higgs 110-7180 Lindsay Rd. Richmond, BC V7C 3M6	50,000 / 25,000	75,000
Martin Tielker 914-1177 Hornby Street Vancouver, BC V6Z 2E9	50,000 / 25,000	75,000
Arthur Brown Suite 597-1027 Davie St. Vancouver, BC V6E 4L2	40,000 / 20,000	60,000
Kenneth D. Cunningham 5900 Philoree Lane Reno, NV 89511	50,000 / 25,000	75,000
Glenn J. Catchpole 222 Carriage Circle Cheyenne, WY 82009	100,000 / 50,000	150,000
661417 BC Ltd. (Highland Capital) Suite, 1800 999 W. Hastings Street Vancouver, BC V6C 2W2	62,500 / ~~31,250~~	62,500
Eckard Kirsch Verlaengerte Triebstr. 1 68542 Heddesheim, Germany	75,000 / 37,500	112,500
Devinder Randhawa Suite 310 - 708 Dolphin Ave. Keoowna, BC	100,000 / 50,000	150,000
Joachim Brunner Hauptstrasse 10-A 4040 Linz, Austria	60,000 / 30,000	90,000
Accent Marketing Limited Deisenhofener Strasse 79c 81539 Muenchen, Germany	100,000 / 50,000	150,000
Ralf Sommer Hilbecker Hendeweg 15 D-59457 Werl, Germany	75,000 / 37,500	112,500
Michael Bunkherr Buchen Weg 18 D-61273 Wehrheim, Germany	50,000 / 25,000	75,000

Oliver Frank Woernergasse 5 D-35510 Butzbach-Hochweisel Germany	30,000 / 15,000	45,000
Alexander Flechsig Fuchsweg 13 D-95028 Hof, Germany	20,000 / 10,000	30,000
Dr. Gerhard Kirchner 330 – 325 Keevil Cresc Saskatoon, SK S7N 4R8	50,000 / 25,000	75,000
Johanna M. Brosch Kirchner 330 – 325 Keevil Cresc Saskatoon, SK S7N 4R8	15,000 / 7,500	22,500
Bjorn Kirchner Gartenstr. 26 4563 Micheldorf, Austria	40,000 / 20,000	60,000
Bunnaton Ltd. (Douglas Casey) Rooms 2002-2009, 20/F Edinburgh Tower, The Landmark 15 Queen’s Road Central Hong Kong	200,000 / 100,000	300,000
Harald Reindl Lederergasse 54/4 4210 Gailneukirchen, Austria	40,000 / 20,000	60,000
Craig Steinke 15380 Columbia Ave. White Rock, BC V4B 1J9	100,000 / 50,000	150,000
GF Consulting Group 1485 – 6th Ave. West Suite 903 Vancouver, BC V6H 4G1	100,000 / 50,000	150,000
Frank Vogel Sandwiese 31 65812 Bad Soden, Germany	100,000 / 50,000	150,000
Michael Bruin 2200 – 609 Granville St. Vancouver, BC V7Y 1H2	100,000 / 50,000	150,000
Andrew Muir 3446 West 18th Ave. Vancouver, BC V6S 1A7	25,000 / 12,500	37,500
Donald Goss 30 Danville Drive Toronto, ON M2P 1J1	100,000 / 50,000	150,000
Philip O’Neill 230 Panorama Hills Terrace NW Calgary, AB T3K 5M7	50,000 / 25,000	75,000
Bob Zarchekoff 5036 Norris Rd. NW Calgary AB	50,000 / 25,000	75,000

Dave Forest 146 Ranch Glen Dr. N.W. Calgary, AB T3G 1E8	12,500 / 6,250	18,750
Bronze Resources Ltd. Suite 1900 – 666 Burrard St. Vancouver, BC	50,000 / 25,000	75,000
Vertex One Asset Mgmt. 1920 – 1777 West Hastings St. Vancouver, BC V6E 2K3	100,000 / 50,000	150,000
Euromerica Capital Group Inc. 2102, 120 – 2nd St. West North Vancouver, BC	100,000 / 50,000	150,000
Mark Mastiliak 981 Cloverdale Ave. Victoria, BC V8X 21H	100,000 / 50,000	150,000
Elisabeth Kirchner Voggenberg 3b A 5101 Bergheim, Austria	20,000 / 10,000	30,000
Eric Coffin 2451 Mollie Nye Way North Vancouver, BC V7J 3T8	50,000 / 25,000	75,000
Alexander Holtermann Kranichsteiner Str. 21 60598 Frankfurt am Main, Germany	50,000 / 25,000	75,000
Suma Men 4516 Caulfield Lane West Vancouver, BC V7W 3J6	100,000 / 50,000	150,000
JTE Finance Birmensdorferstrasse 55 Zurich, Switzerland	187,500 / 93,750	281,250
Holnik Capital Inc. 2000 –400 Burrard St. Vancouver, BC V6C 3A6	50,000 / 25,000	75,000
Millerd Holdings Ltd. 833 West 3rd Street North Vancouver, BC V7P 3K7	25,000 / 12,500	37,500
Trafalgar 1805 Ltd. 90 Jermyn Street London, UK SW1Y 6JD	15,000 / 7,500	22,500
Virginia Clarke Kimpton Manor Kimpton Andover SP11 8NU Hampshire	10,000 / 5,000	15,000
Matthew Clarke Meadow Court Tockenham, UK SN4 7PH	10,000 / 5,000	15,000

A.M. Millenium Trust (Aeneas MacKay) C/O BP 176, 17 Av. De La Costa MC 98004, Monaco	10,000 / 5,000	15,000
Jerry Korpan 68 Church Rd. Wimbledon Lond SW19 5AA UK	25,000 / 12,500	37,500
Michael Halvorson 7928 Rowland Road Edmonton, AB T6A 3W1	25,000 / 12,500	37,500
Seamus Lyons Marsh Court Manor Stockbridge Hampshire United Kingdom S020 6JB	10,000 / 5,000	15,000
Dana Prince Law Corporation 1810-1111 West Georgia Street Vancouver, BC V6E 4M3	25,000 / 12,500	37,500
Andrew Williams 2707-198 Aquarius Mews Vancouver, BC V6Z 2Y4	25,000 / 12,500	37,500
David Shepherd 13539 26th Ave. White Rock, BC V4A 6C2	100,000 / 50,000	150,000
Nancy Lee Girling 1404-53A Street Tsawwassen, BC V4M 3E6	25,000 / 12,500	37,500
David Elliot ESP Inventory 2466 Westham Island Rd. Delta, BC V4K 3N2	125,000 / 62,500	187,500
Ian Maclean 1918 Creelman Ave. Vancouver, BC V6J 1B9	10,000 / 5,000	15,000
Scott Hunter 4552 W. 8th Ave. Vancouver, BC V6R 2A5	130,000 / 65,000	195,000
Jeff Willis 1945 Anderson Way Port Coquitlam, BC V3C 4R4	20,000 / 10,000	30,000
George Cross 2288 Mayhers Ave. West Vancouver, BC V7V 2H5	50,000 / 25,000	75,000
G. Scott Paterson 161 Bay Street, Suite 3840 P.O. Box 214 Toronto, ON M5J 2S1	50,000 / 25,000	75,000
Diane B. Forward #3 – 5900 Ferry Road Delta, BC V4K 5C3	25,000 / 12,500	37,500

Chad Robertson c/o 45710 Airport Rd. Chilliwack, BC V2P 1A2	50,000 / 25,000	75,000
Craig Barton 45710 Airport Road Chilliwack, BC V2P 1A2	50,000 / 25,000	75,000
James S. Barton 44360 Sumas Central Road Chilliwack, BC V2R 4I3	50,000 / 25,000	75,000
Gerald Mitton 3543 W. 24th Ave. Vancouver, BC V6S 1L5	250,000 / 125,000	375,000
Eckart Keil Lofererstr. 1A 81671 Muenchen, Germany	20,000 / 10,000	30,000
Werner John Ullmann Laerchenstr. 5 86179 Augsburg, Germany	20,000 / 10,000	30,000
Werner Christian Ullmann Hstzelstr 27 86179 Augsburg, Germany	17,500 / 8,750	26,250
Banque de Luxembourg S.A. Stabilitas Gold and Resources Funds (Axxion) 14, Boulevard Royal 2449 Luxembourg, Luxembourg	200,000 / 100,000	300,000
CGT Management Ltd. P.O. Box HND 1179 Hamilton, Bermuda	50,000 / 25,000	75,000
CR Innovations AG 9 Langgasse 40 Baar 6340, Switzerland	100,000 / 50,000	150,000
Barry Davis Roth IRA 24785 Long Valley Road Hidden Valley, CA 91302	187,500 / ~~93,750~~	187,500
Baybak Family Partners 4515 Ocean View Blvd Suite 305 La Canada, CA 91011	250,000 / 125,000	375,000
Christopher Bruening 5 Crooked Stick Drive Newport Beach, CA 92660	75,000 / 37,500	112,500
Russ Cranswick 1068 Syracuse St. Denver, CO 80230	25,000 / 12,500	37,500
Michelle Ann Alger TTEE 534 Belle Ave. San Rafael, CA 94901-3415	25,000 / 12,500	37,500

Inservice Ltd. The Armoury Bldg. 2nd Floor 37 Reid Street Hamilton Hm12 Bermuda	150,000 / 75,000	225,000
Lloyd Lamont Chambers 145 Cherokee Way Portola Valley, CA 94901-3415	25,000 / 12,500	37,500
Leah Sturgis 19446 Cuesta Cala Road Topanga, CA 90190	25,000 / 12,500	37,500
William Lowe 7355 Priest Pass Rd. Helena, MT 59601	100,000 / 50,000	150,000
David Cole 6031 Silver Thorn Run Littleton, CO 80125	37,500 / 18,750	56,250
Richard Steinberger #1003 – 19 Whispering Sands Dr Sarasota, FL 34242	10,000 / 5,000	15,000
Stuart Clark P.O. Box 61006 Palo Alto, CA 94306	135,000 / 67,500	202,500
Paul Dines & Holly Watkins 1001 Bridge Way, Suite 237 Sausalita, CA 94965	25,000 / 12,500	37,500
TOTAL	5,245,000 / 2,497,500	7,742,500

SCHEDULE G

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED OCTOBER 25, 2005 AT $0.40 PER SHARE

Name	Total Shares
661417 BC Ltd. (Highland Capital) Suite, 1800 999 W. Hastings Street Vancouver, BC V6C 2W2	200,000
TOTAL	200,000

SCHEDULE H

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED NOVEMBER 17, 2005 AT $0.40 PER UNIT

Name	Number of Shares /Warrant Shares Issued	Total Shares/Warrant Shares
Eckard Kirsch Verlaengerte Triebstr. 1 68542 Heddesheim, Germany	125,000 / 62,500	187,500
Hartmut Thome Seeweg 6 69234 Dielheim, Germany	50,000 / 25,000	75,000
TOTAL	175,000 / 87,500	262,500

SCHEDULE I

SHARES ISSUED PURSUANT TO BOARD RESOLUTIONS

DATED MARCH 3, 2006 AT $1.00 PER UNIT

Name	Number of Shares and Warrant Shares Issued	Total Shares and Warrant Shares
Douglas Higgs 110-7180 Lindsay Rd. Richmond, BC V7C 3M6	100,000 / 50,000	150,000
Dennis Higgs 4520 West 5th Ave. Vancouver, BC V6R 1S7	90,000 / 45,000	135,000
Dennis Higgs 4520 West 5th Ave. Vancouver, BC V6R 1S7	61,334 / 30,667	92,001
Martin Tielker 914-1177 Hornby Street Vancouver, BC V6Z 2E9	15,000 / 7,500	22,500
Robert A. Montgomery Derwentwater, West Lyford Place Lyford Cay, New Providence Bahamas	170,000 / 85,000	255,000
Aileen Lloyd 3996 Michener Court North Vancouver, BC V7K 3C7	50,000 / 25,000	75,000
Arthur Brown Suite 597-1027 Davie St. Vancouver, BC V6E 4L2	33,333 / 16,666	49,999
Glenn J. Catchpole 222 Carriage Circle Cheyenne, WY 82009	20,000 / 10,000	30,000
Joachim Brunner Hauptstrasse 10-A 4040 Linz, Austria	60,000 / 30,000	90,000
Ralf Sommer Hilbecker Hendeweg 15 D-59457 Werl, Germany	50,000 / 25,000	75,000
Michael Bunkherr Buchen Weg 18 D-61273 Wehrheim, Germany	50,000 / 25,000	75,000
Bjorn Kirchner Gartenstr. 26 4563 Micheldorf, Austria	40,000 / 20,000	60,000

Bunnaton Ltd. Rooms 2002-2009, 20/F Edinburgh Tower, The Landmark 15 Queen’s Road Central Hong Kong	100,000 / 50,000	150,000
GF Consulting Group 1485 – 6th Ave. West Suite 903 Vancouver, BC V6H 4G1	36,500 / 18,250	54,750
Andrew Muir 3446 West 18th Ave. Vancouver, BC V6S 1A7	5,000 / 2,500	7,500
Donald Goss 30 Danville Drive Toronto, ON M2P 1J1	120,000 / 60,000	180,000
Bob Zarchekoff 5036 Norris Rd. NW Calgary AB	50,000 / 25,000	75,000
JTE Finance (JT Eberhard) Birmensdorferstrasse 55 Zurich, Switzerland	75,000 / 37,500	112,500
Holnik Capital Inc. (Dawn Peck) 2000 –400 Burrard St. Vancouver, BC V6C 3A6	50,000 / 25,000	75,000
Millerd Holdings Ltd. 833 West 3rd Street North Vancouver, BC V7P 3K7	70,000 / 35,000	105,000
Trafalgar 1805 Ltd. 90 Jermyn Street London, UK SW1Y 6JD	25,000 / 12,500	37,500
Virginia Clarke Kimpton Manor Kimpton Andover SP11 8NU Hampshire	20,000 / 10,000	30,000
Matthew Clarke Meadow Court Tockenham, UK SN4 7PH	20,000 / 10,000	30,000
A.M. Millenium Trust C/O BP 176, 17 Av. De La Costa MC 98004, Monaco	20,000 / 10,000	30,000
Jerry Korpan 68 Church Rd. Wimbledon Lond SW19 5AA UK	25,000 / 12,500	37,500
Seamus Lyons Marsh Court Manor Stockbridge Hampshire United Kingdom S020 6JB	12,500 / 6,250	18,750

Dana Prince Law Corporation 1810-1111 West Georgia Street Vancouver, BC V6E 4M3	25,000 / 12,500	37,500
David Shepherd 13539 26th Ave. White Rock, BC V4A 6C2	37,500 / 18,750	56,250
David Elliot ESP Inventory (Batell) 2466 Westham Island Rd. Delta, BC V4K 3N2	60,833 / 30,416	91,249
Jeff Willis 1945 Anderson Way Port Coquitlam, BC V3C 4R4	10,000 / 5,000	15,000
George Cross 2288 Mayhers Ave. West Vancouver, BC V7V 2H5	50,000 / 25,000	75,000
G. Scott Paterson 161 Bay Street, Suite 3840 P.O. Box 214 Toronto, ON M5J 2S1	50,000 / 25,000	75,000
Gerald Mitton 3543 W. 24th Ave. Vancouver, BC V6S 1L5	300,000 / 150,000	450,000
Eckart Keil Lofererstr. 1A 81671 Muenchen, Germany	10,000 / 5,000	15,000
CGT Management Ltd. P.O. Box HND 1179 Hamilton, Bermuda	100,000 / 50,000	150,000
Baybak Family Partners 4515 Ocean View Blvd Suite 305 La Canada, CA 91011	600,000 / 300,000	900,000
Michelle Ann Alger TTEE 534 Belle Ave. San Rafael, CA 94901-3415	50,000 / 25,000	75,000
Hiro Ogata 7241 Cambie Street, #1804 Vancouver, BC V6P 3H3	20,000 / 10,000	30,000
Willie Mounzer 188 Monte Vista Ct. North Vancouver, BC V7N 4N1	10,000 / 5,000	15,000
Waterra Pumps Limited #44-5200 Dixie Rd. Mississauga, ON L4W 1E4	20,000 / 10,000	30,000
Dragon Equities Ltd. 22 Grosvenor Square London, UK W1K 6LF	20,000 / 10,000	30,000
Linda Benson 6520 Ranchview Dr. NW Calgary, AB T3G 1A1	10,000 / 5,000	15,000

AK Abbi Professional Corp. 4511 Vandergrift Cres NW Calgary, AB T3A 0J1	12,000 / 6,000	18,000
927051 Alberta Ltd. 8180 Macleod trail SE Suite 114 Calgary, AB T2H 2B8	11,500 / 5,750	17,250
Kenneth Bagan 711 Willingdon Blvd SE Calgary, AB T2J 2B5	12,000 / 6,000	18,000
David Berg 46 Meadow Pointe Dr. RR1 RPO Dewington, AB T0L 0X0	10,000 / 5,000	15,000
Alana Constance 184 Valley Creek Road NW Calgary, AB T3B 5W7	7,500 / 3,750	11,250
Michael Kelly) 200 Tuscany ravine View NW Calgary, AB T3L 2W2	12,000 / 6,000	18,000
Desmond Dwyer 2963 W. Broadway Vancouver, BC V6K 2G9	10,000 / 5,000	15,000
Vern Nielson 2272 Dewdney Rd. Kelowna, BC V1V 2C3	20,000 / 10,000	30,000
Mohamed Jessa XR1-5573-cd #109, 34A-2755 Lougheed Hwy Port Coquitlam, BC V3B 5Y9	10,000 / 5,000	15,000
Burdock Ltd. P.O. Box N-3736 Nassau, Bahamas	10,000 / 5,000	15,000
Rupert Lee 904-1650 Bayshore Dr. Vancouver, BC V6G 3K2	10,000 / 5,000	15,000
Gary Upton 860 Evelyn Dr. West Vancouver, BC V7T 1J2	10,000 / 5,000	15,000
George Gareb 8663 10th Ave. Burnaby, BC V3N 2S9	15,000 / 7,500	22,500
Whistler Investments Ltd. Suite 10, 1616 West Broadway Vancouver, BC V6J 1X6	30,000 / 15,000	45,000
Chris Dyakowski 3750 W. 49th Ave. Vancouver, BC V6N 3T8	40,000 / 20,000	60,000

Swiss American Securities 12 East 49th Street New York, NY 10017	50,000 / 25,000	75,000
Irfham Ranjani Suite 400-321 Water Street Vancouver, BC V6B 1B8	30,000 / 15,000	45,000
Asia Asset Management Inc. (Meghna) 2070 Queens Ave. W. Vancouver, BC V7V 2X9	35,000 / 17,500	52,500
Arshad Amin House 18A, Apt. No. 3 SE Road 44 Guishan, Dhaka-1212 Bangladesh	15,000 / 7,500	22,500
Lawrence Roulston 33389 Radcliffe Ave. West Vancouver, BC V7V 1G7	45,000 / 22,500	67,500
Fancesco Felisati Postfach 122 Richterswil, Switzerland 8805	30,000 / 15,000	45,000
Fancesco Felisati & Nicola Fischetto Postfach 122 Richterswil, Switzerland 8805	25,000 / 12,500	37,500
Robert Willis 20970 115th Ave. Maple Ridge, BC V2X 3M5	10,000 / 5,000	15,000
Marianne Willis 20970 115th Ave. Maple Ridge, BC V2X 3M5	10,000 / 5,000	15,000
James Mustard 5596 Cortez Rd. North Vancouver, BC V7R 4P7	20,000 / 10,000	30,000
Neil Higgs 22970 Storey Ave. Maple Ridge, BC V2X 3W1	5,000 / 2,500	7,500
John Ross 3750 Burns Road Courtenay, BC V9J 1S2	10,000 / 5,000	15,000
John Day 4368 West 8th Ave. Vancouver, BC V6R 2A1	25,000 / 12,500	37,500
Mary Millerd 6765 Dufferin Ave. West Vancouver, BC V7W 2K3	20,000 / 10,000	30,000
Ken Bates 3999 40th Street Delta, BC V4K 3N2	25,000 / 12,500	37,500

Giles Clarke West Hay Wrington North Somerset United Kingdom, B540 5NP	12,500 / 6,250	18,750
Timothy Turyk 6891 Cypress Street Vancouver, BC V6P 5L9	25,000 / 12,500	37,500
Lawrence Guichon 4260 River Road West Delta, BC V4K 1S1	25,000 / 12,500	37,500
Terry Evancio 7643 Garfield Dr. Delta, BC V4C 4E6	25,000 / 12,500	37,500
Remap Management Ltd. 800-475 West Georgia Street Vancouver, BC V6B 4M9	20,000 / 10,000	30,000
Charteck Consultants Ltd. Suite 1200-666 Burrard Street Vancouver, BC V6C 2XB	20,000 / 10,000	30,000
John McCluskey 37 Castle Frank Rd. Toronto, ON M4W 2Z5	20,000 / 10,000	30,000
Munday Home Sales Ltd. 206-4400 Dominion Street Burnaby, BC V5G 4G3	85,000 / 42,500	127,500
Adam Vary 1440-625 Howe Street Vancouver, BC V6C 2T6	20,000 / 10,000	30,000
Wendie Elliott 2466 Westham Island Rd. Delta, BC V4K 3N2	20,000 / 10,000	30,000
Alan Knowles #301, 808 First Street SW Calgary, AB T2P 1M9	20,000 / 10,000	30,000
Addax Financial Inc. 492 – 1755 Robson Street Vancouver, BC V6G 3B7	100,000 / 50,000	150,000
Financial.de Ag Wanderweg 52 86316 Friedberg, Germany	120,000 / 60,000	180,000
Sascha Opel Schactgasse 1A Kupferberg 95362 Germany	50,000 / 25,000	75,000
J. David Pescod 72 Quesnell Road Edmonton, AB T5R 5N2	50,000 / 25,000	75,000

Vertex One Asset Management (Royal Trust Corp of CDA in Trust.) 1025 West Georgia Street, 4th Floor Vancouver, BC V6E 2K3	100,000 / 50,000	150,000
Michael Wilhelm Hospital Gasse 12 B 61169 Frsedberg, Germany	50,000 / 25,000	75,000
Bankhaus Spaengler Brunngasse 10 A- 5081 , Salzburg, Austria	50,000 / 25,000	75,000
Pinetree Resource Partnership 130 King St. West, Suite 2810 Toronto, ON M5X 1A9	100,000 / 50,000	150,000
Navigator Mgmt Ltd. (Double U Master Fund LP) Harbour House Waterfront Drive Road Town, Tortola, BV1	150,000 / 75,000	225,000
Ron Struthers RR #1 Hepworth, ON NOH 1P0	50,000 / 25,000	75,000
Natalie Duell Burgerstr. 1 63075 Olfenbach, Germany	20,000 / 10,000	30,000
J.P. Morgan Chase 28 Parsons Close Red Deer, AB T4P 2C8	50,000 / 25,000	75,000
James Douglas Glass 445 West 26th Street North Vancouver, BC V7N 2G9	10,000 / 5,000	15,000
David Nobrega 15503 – 63 St. Edmonton, AB T5Y 2N4	100,000 / 50,000	150,000
Marshall Farris 701 – 1177 West Hastings St. Vancouver, BC V6E 2K3	50,000 / 25,000	75,000
Susan Ing 3350 Bluebonnet Road North Vancouver, BC V7R 4C7	10,000 / 5,000	15,000
Aumentare Productions 2585 West 14th Avenue Vancouver, BC V6K 2W6	10,000 / 5,000	15,000
Martin Reindl Martin Boos Str. 1b A-4210 Gallneukirchen, Austria	40,000 / 20,000	60,000
Pauline Mader Grollweg 12 4040 Linz, Austria	12,000 / 6,000	18,000

Tanja Tinnesz Zaunweg 8 4063 Horsching, Austria	12,000 / 6,000	18,000
Dr. Franz J. Dahlkamp Oelbergstr. 10 D 53343 Wachtberg, B. Bonn, Germany	50,000 / 25,000	75,000
Bernhard Schmidt Hagenauer Str. 16 81479 Munich, Germany	6,000 / 3,000	9,000
Tretter Tobias Maxhtplatz 2 92681 Exbendorf, Germany	12,000 / 6,000	18,000
Insight K Investments Ltd. North Church Street Harbour Centre, 4th Floor George Town, Grand Cayman, BV1	75,000 / 37,500	112,500
Marian Mastiliak 308 Panorama Crescent Courtenay, BC V9N 6V2	20,000 / 10,000	30,000
Marion Mark Mastiliak 308 Panorama Crescent Courtenay, BC V9N 6V2	40,000 / 20,000	60,000
David Coffin 101 - 1184 Denmand Street, #172 Vancouver, BC V6G 2M9	5,000 / 2,500	7,500
Stuart Clark P.O. Box 262 Palo Alto, CA 94306	150,000 / 75,000	225,000
Richard Steinberger 19 Whispering Sands Dr. Unit #1003 Sarasota, FL 34242	20,000 / 10,000	30,000
Richard Appel 817 W. Park Ave. 2nd Floor Ocean, NJ 07712	40,000 / 20,000	60,000
Stephen G. Kehas 158 Whitford Street Manchester, NH 03104	30,000 / 15,000	45,000
Laura Davidson 2909 218 Ave. SE Sammamish, WA 98075	15,000 / 7,500	22,500
Stibor Family Trust (Robert & Jacqueline Stibor) 9016 Thornbury Lane Las Vegas, NV 89134	50,000 / 25,000	75,000
Robert Libauer 1004-3704 North Charles St. Baltimore, MD 21218	25,000 / 12,500	37,500

Toni Cameron 21730 Marglee St. #39 Woodland Hills, CA 91367	10,000 / 5,000	15,000
UIL LLC 12100 San Bernardino Ave. NE Albuquerque, NM 87122	50,000 / 25,000	75,000
Jason Sturgis, TTEE 1515 Foothill Road Gardnerville, NV 89460	15,000 / 7,500	22,500
Barbara Fodor & P.B. Fodor 2280 Century Hill Los Angeles, CA 90067	75,000 / 37,500	112,500
George Duggan 900 – 700 West Georgia Street Vancouver, BC V7Y 1H4	150,000 / 75,000	225,000
The Cunningham Family Trust 812 Matagual Drive Vista, CA 92081	5,000 / 2,500	7,500
Donald Farris 425 31st Street Manhattan Beach, CA 90266	290,000 / 145,000	435,000
William Gibbens 921 Vandehei Ave. Cheyenne, WY 82009	15,000 / 7,500	22,500
Nerd Gas Company LLC P.O. Box 3003 Casper, WY 82602	1,000,000 / 500,000	1,500,000
Herbert M. Dwight 1313 West Dry Creek Road Healdsbourg, CA 95448	50,000 / 25,000	75,000
Steve & Jessica Carroll Living Trust 1998 40 Evergreen Dr. Kentfield, CA 94904	50,000 / 25,000	75,000
Inservice Limited The Armoury Building 2nd Floor, 37 Reid Street Hamilton, HM12, Bermuda	35,000 / 17,500	52,500
Benjamin B. Vincent 2248 Forestglade Drive Stone Mountain, GA 30087	10,000 / 5,000	15,000
Squad Capital 1B, Parc D’Activite Syrdall L-5365 Munsbach Luxembourg	200,000 / 100,000	300,000
Johanna M. Brosch-Kirchner 330 – 325 Keevil Crescent Saskatoon, SK S7N 4R8	20,000 / 10,000	30,000

Mohamed Jessa XC1-5573-U #109, 34A-2755 Lougheed Hwy Port Coquitlam, BC V3B 5Y9	5,000 / 2,500	7,500
Haywood Securities Suite 2000- 400 Burrard Street Vancouver, British Columbia	112,375 / 56,188	168,563
Dave Coffin 101-1184 Denman Street Vacouver British Columbia	24,357 / 12,179	36,536
Ascenta Finance 701-117 West Hastings St. Vancouver, British Columbia	33,000 / 16,500	49,500
TOTAL	7,431,232 / 3,715,616	11,146,848

SCHEDULE J

SHARES ISSUED PURSUANT TO BOARD RESOLUTIONS

DATED MAY 19, 2006 AT $1.75 PER UNIT

Name	Number of Shares and Warrant Shares Issued	Total Shares and Warrant Shares
Banque de Luxembourg S.A. Stabilitas Gold and Resources Funds (Axxion) 14, Boulevard Royal 2449 Luxembourg, Luxembourg	400,000 / 200,000	600,000
David Nobrega 15503 – 63 St. Edmonton, AB T5Y 2N4	43,000 / 21,500	64,500
Falken Funds (Axxion) 14 Boulevard Royal L-2449 Luxembourg	200,000 / 100,000	300,000
Flautner Andreas Schnitzlerweg 18 4030 Linz, Austria	8,000 / 4,000	12,000
Tanja Tinnesz Zaunweg 8 4063 Hoersching, Austria	10,000 / 5,000	15,000
Pauline Mader Grollweg 12 4040 Linz, Austria	10,000 / 5,000	15,000
Keith MacDougall 12244 Sullivan Street Surrey, BC V4A 3B6	10,000 / 5,000	15,000
Bryan Kenneth Velve 3310 West 13th Avenue Vancouver, BC V6R 2R9	20,000 / 10,000	30,000
Brian Valentine 16807 98 Ave. N.W. Edmonton, AB T5P 0G9	10,000 / 5,000	15,000
Robertson Financial Services 6326 112 Street Edmonton, AB T6H 3J6	35,000 / 17,500	52,500
Brent Bailey 6326 112 Street Edmonton, AB T6H 3J6	15,000 / 7,500	22,500
Ronald K. Netolitzky #611 – 675 W. Hastings Street Vancouver, BC V6B 1N2	8,600 / 4,300	12,900
CW Marketing Ltd. Suite 2500-1066 W. Hastings St. P.O. Box 12539 Vancouver, BC V6E 3X1	10,000 / 5,000	15,000
Terry A. Lyons 2039 West 35th Avenue Vancouver, BC V6M 1J1	30,000 / 15,000	45,000

Rob Morrison 15 Wellond Rise Calgary, AB T3R 1L3	20,000 / 10,000	30,000
Dave Morrison 16 Hawkford Crescent N.W. Calgary, AB T3G 3G2	10,000 / 5,000	15,000
D. Terry Russell #109 – 52319, RR 231 Sherwood Park, AB T8B 1A8	25,000 / 12,500	37,500
James Robertson 4714 Woodgreen Drive West Vancouver, BC V7S 2Z6	10,000 / 5,000	15,000
Rupert Allan 3323 Redfern Place North Vancouver, BC V8L 1N1	8,600 / 4,300	12,900
Marina Newson 1100 – 250 Howe Street Vancouver, BC V6C 3S9	10,000 / 5,000	15,000
MLF Holdings, Inc. 1177 West Hastings Street Vancouver, BC V6E 2K3	5,000 / 2,500	7,500
Damir Miskovic 1277 West 33 Avenue Vancouver, BC V6M 1A4	5,000 / 2,500	7,500
Thomas Bilodeau 4908 – 97 Street Edmonton, AB T6E 5S1	100,000 / 50,000	150,000
Namesh Hansjee 9 The Vineyard Richmond, Surrey TW106AQ United Kingdom	30,000 / 15,000	45,000
Richard A.P. Hunt Chalet Nicolas 60, Les Nants 74100 Morzine, France	15,000 / 7,500	22,500
Rochfort James de Burgh Young Vincent House Pembridge Gdns., Notting Hill Gate London W2 4EG England	25,000 / 12,500	37,500
William John Howard Whitbread 6, Abbotsbury Place London W14 8EG UK	60,000 / 30,000	90,000
Yellowcake PLC 126, Aldersgate Street London, England ECIA 4JQ	12,000 / 6,000	18,000
Michael Hampton 45 Westwick Gardens London W14-0BS, England	10,000 / 5,000	15,000

Bansco & Co. Gold Arrow Global Mining Fund (Offshore) Limited CIBC Financial Centre Grand Cayman, Cayman Islands	100,000 / 50,000	150,000
Frank Baldry 411 Frobisher Place Saskatoon, SK S7K 4Y9	10,000 / 5,000	15,000
Alexander Wegner Hoehestrasse 11 61348 Bad Homburg, Germany	50,000 / 25,000	75,000
Squad Capital (Axxion) 1B, Parc D’Activite Syrdall L-5365 Munsbach Luxembourg	75,000 / 37,500	112,500
Wilhelm Tretter Marktplatz 2 92684 Erbendorf, Germany	7,000 / 3,500	10,500
Dick B.W. Wong 11298 162A Street Surrey, BC V4N 4P6	5,000 / 2,500	7,500
Siegbert Spanier Robert-Koch-Str. 11 a 86179 Augsburg, Germany	20,000 / 10,000	30,000
Taylor Hard Money Advisors, Inc. 33 – 42 61st Street Woodside, NY 11377	5,000 / 2,500	7,500
Passport Materials Master Fund, LP 402 Jackson Street San Francisco, CA 94111	600,000 / 300,000	900,000
Gary A. Higginson and Beula F. Higginson 912 Henderson Dr. Blackfoot, ID 83221	5,000 / 2,500	7,500
Donald Farris 425 31st Street Manhattan Beach, CA 90266	110,000 / 55,000	165,000
Haywood Securities (Carrie Howes) Suite 2000- 400 Burrard Street Vancouver, British Columbia	6,660 / 3,330	9,990
Ascenta Finance 701-117 West Hastings St. Vancouver, British Columbia	27,606 / 13,803	41,409
Pacific International Securities 1900-666 Burrard Street Vancouver, British Columbia V6C 3N1	18,000 / 9,000	27,000
TOTAL	2,194,466 / 1,097,233	3,291,699

SCHEDULE K

SHARES ISSUED PURSUANT TO BOARD RESOLUTION

DATED APRIL 6, 2006 AT $1.00 PER SHARE

Name	Total Shares
Accent Marketing Limited Deisenhofener Strasse 79c 81539 Muenchen, Germany	100,000
TOTAL	100,000